UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2006

ADC Telecommunications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-1424	41-0743912
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13625 Technology Drive, Eden Prairie, Minnesota		55344
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	952.938.8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2006, ADC Telecommunications, Inc. ("ADC") and its wholly owned subsidiary Hazeltine Merger Sub, Inc. ("Merger Sub") entered into a definitive agreement (the "Mutual Termination Agreement") with Andrew Corporation ("Andrew") pursuant to which these parties have mutually terminated the Agreement and Plan of Merger dated as of May 30, 2006 (the "Merger Agreement"). Pursuant to the Merger Agreement, it had been contemplated that Merger Sub would merge with and into Andrew and that Andrew would become a wholly owned subsidiary of ADC. The Merger Agreement was filed as Exhibit 2.1 to ADC's Current Report on Form 8-K filed on June 1, 2006.

In addition to the termination of the Merger Agreement, under the Mutual Termination Agreement, Andrew has paid ADC a fee of $10 million, and has agreed to pay ADC an additional fee of $65 million in the event that an Acquisition of Andrew (as defined in the Mutual Termination Agreement) is consummated within twelve months of the date of the Mutual Termination Agreement. The Termination Agreement further provides for the mutual release of any claims in connection with the Merger Agreement.

A copy of the Mutual Termination Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Mutual Termination Agreement is qualified in its entirety by reference to the full text of the MutualTermination Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

See Item 1.01 for a description of the termination of the Merger Agreement. The Merger Agreement was terminated based on the belief of ADC and Andrew that current market considerations raised significant questions about the ability to obtain necessary shareholder approval. For a further discussion of the conditions surrounding the termination of the Merger Agreement, please see the Press Release attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

A copy of a the press release issued by ADC on August 9, 2006, with respect to the Mutual Termination Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Mutual Termination Agreement between and among ADC Telecommunications, Inc., Hazeltine Merger Sub, Inc. and Andrew Corporation dated as of August 9, 2006

99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADC Telecommunications, Inc.

August 10, 2006	By:	Gokul V. Hemmady

Name: Gokul V. Hemmady
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Mutual Termination Agreement between and among ADC Telecommunications, Inc., Hazeltine Merger Sub, Inc. and Andrew Corporation dated as of August 9, 2006
99.1	Press Release dated August 9, 2006